SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 7, 2003


                          SENTRY TECHNOLOGY CORPORATION
                          -----------------------------
               (Exact Name of Registrant as specified in charter)


         Delaware                1-12727              96-11-3349733
    ------------------        ------------          ----------------
 (State or other jurisdic-     (Commission          (IRS  Employer
  tion  of  incorporation)     File  Number)       Identification  No.)


     350  Wireless  Boulevard,  Hauppauge,  New  York           11788
    --------------------------------------------------        --------
      (Address  of  principal  executive  offices)           (Zip  Code)


       Registrant's telephone number, including area code 631-232-2100


                                       N/A

         (Former name or former address, if changed since last report.)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

(a)  Previous  independent  accountants

(i) Effective December 30, 2002, Sentry Technology Corporation ("Sentry" or the "Company") dismissed its independent accountants. Since 1989, Deloitte & Touche, LLP ("Deloitte") has served as the Company's independent accountants. The decision not to retain Deloitte as the company's independent accountants for the fiscal year 2002 is not a reflection on Deloitte's capabilities or quality of service to the Company.

(ii) The reports of Deloitte on the company's financial statements for the past two fiscal years did not contain any adverse opinion, disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles.

(iii) The decision to change the Company's independent accountants was approved by Sentry's Board of Directors.

(iv) In connection with its audits for the two most recent fiscal years and through December 30, 2002, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte would have caused them to make reference thereto in their report on the financial statements for such years.

(v) During the two most recent fiscal years and through December 30, 2002, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(vi) Sentry requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Item 4. A copy of that letter dated January 7, 2003 is filed as Exhibit 16.1 to this Form 8-K.


(b)  New  independent  accountants

(i) Effective December 30, 2002, Sentry engaged Holtz Rubenstein & Company, LLP ("Holtz") as its new independent accountant to audit the Company's financial statements for the year ended December 31, 2002.

(ii) During the two most recent fiscal years and through December 30, 2002, the Company has not consulted with Holtz regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(2) of Regulation S-K.



Item  7.    Financial  Statements  and  Exhibits

(c)         Exhibits
            (16)

            16.1 Letter of Deloitte & Touche, LLP addressed to the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SENTRY  TECHNOLOGY  CORPORATION


By:  /s/ Peter J. Mundy
    -----------------------------------------------
    Vice  President  and  Chief  Financial  Officer

Date:  January  7,  2003

                                  -------------
                                  EXHIBIT INDEX
                                  -------------


16.1 Letter from Deloitte & Touche, LLP to the Securities and Exchange Commission dated January 7, 2003.

January  7,  2003


Securities  and  Exchange  Commission
Mail  Stop  11-3
450  5th  Street,  N.W.
Washington,  D.C.   20549


Dear  Sirs/Madams:

We have read Item 4 of Sentry Technology Corporation's Form 8-K dated January 7, 2003, and have the following comments:

-    We  agree  with  the statements contained in paragraphs (a)(i);  (a)(ii);
     (a)(iv);  and (a)(v).

- We have no basis to agree or disagree with the statements contained in paragraphs (a) (iii) and (b).

Yours  truly,


/s/ Deloitte & Touche, LLP
---------------------------